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                                    Exhibit 10.2

                              NOGATECH DELAWARE, INC.

                         FORM OF INDEMNIFICATION AGREEMENT

       This Indemnification Agreement ("Agreement") is effective as of October ___, 1999, by and between Nogatech , Inc., a Delaware corporation (the "Company") and ____________________ ("Indemnitee").

       WHEREAS, the Company and Indemnitee recognize the continued difficulty in obtaining directors' and officers' liability insurance, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance;

       WHEREAS, the Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting officers and directors to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited;

       WHEREAS, Indemnitee does not regard the current protection available as adequate under the present circumstances, and the Indemnitee and other officers, directors and key personnel of the Company may not be willing to continue to serve in such capacities without additional protection;

       WHEREAS, the Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve the Company and, in part, in order to induce Indemnitee to continue to provide services to the Company, wishes to provide for the indemnification and advancing of expenses to Indemnitee to the maximum extent permitted by law; and

       WHEREAS, in view of the considerations set forth above, the Company desires that effective as of the date hereof, Indemnitee shall be indemnified by the Company as set forth herein.

       NOW, THEREFORE, the Company and Indemnitee hereby agree as follows:

       1.     INDEMNIFICATION.

              (a) THIRD PARTY PROCEEDINGS. The Company shall indemnify Indemnitee to the fullest extent permitted by law if Indemnitee was or is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any threatened, pending or completed action, suit, arbitration or proceeding, whether civil, criminal, administrative or investigative or other (other than an action or suit by or in the right of the Company or any subsidiary of the Company) or any inquiry or investigation that Indemnitee in good faith believes might lead to the institution of any such action, suit, arbitration or proceeding, whether civil, criminal, administrative, investigative or other, by reason of (or arising in part out of) any event or occurrence related to the fact that Indemnitee (i) is or was a director, officer, employee, agent or fiduciary of the Company or any subsidiary of the Company, (ii) is or was serving at the request of the Company as a director, officer, employee, agent or

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fiduciary of another corporation, partnership, joint venture, trust or other enterprise, or (iii) by reason of any action or inaction on the part of Indemnitee while serving in any such capacity, against any and all expenses (including reasonable attorneys' fees) and all other costs, expenses and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in, any such action, suit, arbitration, proceeding, inquiry or investigation, judgment, fines, penalties and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld), including all interest, assessments and other charges paid or payable in connection therewith or in respect thereof (collectively, hereinafter "Expenses"), in each case to the extent actually and reasonably incurred by Indemnitee, if Indemnitee acted in good faith and in a manner Indemnitee reasonably beleved to be in or not opposed to the best interests of the Company or any subsidiary of the Company, as applicable, and, with respect to any criminal action or proceeding, had no reasonable cause to believe Indemnitee's conduct was unlawful. The termination of any action, suit, arbitration or proceeding, inquiry or investigation by judgment, order, settlement, conviction, or upon a plea of NOLO CONTENDERE or its equivalent, shall not, in and of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company or any subsidiary of the Company, as applicable, or, with respect to any criminal action or proceeding, that Indemnitee's had reasonable cause to believe that Indemnitee's conduct was unlawful.

              (b) PROCEEDINGS BY OR IN THE RIGHT OF THE COMPANY. The Company shall indemnify Indemnitee to the fullest extent permitted by law if Indemnitee was or is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any threatened, pending or completed action or suit by or in the right of the Company, any subsidiary of the Company or Old Nogatech to procure a judgment in its favor by reason of any event or occurrence related to the fact that Indemnitee (i) is or was a director, officer, employee, agent or fiduciary of the Company, any subsidiary of the Company, (ii) is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, or (iii) by reason of any action or inaction on the part of Indemnitee while serving in any such capacity, against any and all Expenses and, to the fullest extent permitted by law, amounts paid in settlement of any such action or suit, in each case to the extent actually and reasonably incurred by Indemnitee, if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company or any subsidiary of the Company, as applicable, except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit is brought shall determine upon application that, in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such Expenses and then only to the extent that the Court of Chancery of the State of Delaware or such other court shall determine.

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              (c)    MANDATORY PAYMENT OF EXPENSES.  Notwithstanding any
other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit, arbitration, proceeding, inquiry or investigation referred to in Section
(l)(a) or (b) hereof or in the defense of any claim, issue or matter therein, Indemnitee shall be indemnified against all Expenses incurred in connection therewith.

       2.     EXPENSES; INDEMNIFICATION PROCEDURE.

              (a) ADVANCEMENT OF EXPENSES. The Company shall advance all Expenses and, to the fullest extent permitted by law, amounts paid in settlement of any action, suit, arbitration, proceeding, inquiry or investigation referred to in Section (l)(a) or (b) hereof. Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined by a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that Indemnitee is not entitled to be indemnified by the Company as authorized hereby. The advances to be made hereunder shall be paid by the Company to Indemnitee within twenty (20) days after receipt of the written request of the Indemnitee.

              (b) NOTICE/COOPERATION BY INDEMNITEE. Indemnitee shall, as a condition precedent to Indemnitee's right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Chief Executive Officer of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee). Notice shall be deemed received five (5) business days after the date postmarked if sent by domestic certified or registered mail, properly addressed; otherwise notice shall be deemed received when such notice shall actually be received by the Company. In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

              (c) PROCEDURE. Any indemnification and advances provided for in Section 1 and this Section 2 shall be made no later than thirty (30) and twenty (20) days, respectively, after receipt of the written request of Indemnitee. If a claim under this Agreement, under any statute, or under any provision of the Company's Certificate of Incorporation or Bylaws providing for indemnification, is not paid in full by the Company within thirty (30) days after a written request for payment thereof has first been received by the Company, Indemnitee may, but need not, at any time thereafter bring an action against the Company to recover the unpaid amount of the claim and, subject to Section 14 of this Agreement, Indemnitee shall also be entitled to be paid for the Expenses of bringing such action. It shall be a defense to any such action (other than an action brought to enforce a claim for Expenses incurred in connection with any action, suit, arbitration, proceeding, inquiry or investigation in advance of its final disposition) that Indemnitee has not met the standards of conduct or did not have such belief which make it permissible under applicable law for the Company to indemnify Indemnitee for the amount claimed, but the burden of proving such defense shall be on

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the Company, and Indemnitee shall be entitled to receive interim payments of
Expenses pursuant to Section 2(a) unless and until such defense may be determined by a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed). It is the parties' intention that if the Company contests Indemnitee's right to indemnification, the question of Indemnitee's right to indemnification shall be for the court to decide, and neither the failure of the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel or its stockholders) to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met any applicable standard of conduct or hd any particular belief, nor an actual determination by the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel or its stockholders) that Indemnitee has not met such standard of conduct or did not have such belief, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct or did not have any particular belief.

              (d) NOTICE TO INSURERS. If, at the time of the receipt by the Company of a notice of a claim pursuant to Section 2(b) hereof, the Company has officers' and directors' liability insurance in effect, the Company shall give prompt notice of the commencement of the action, suit, arbitration, proceeding, inquiry or investigation relating to the claim, to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such action, suit, arbitration, proceeding, inquiry or investigation in accordance with the terms of such policies.

              (e) SELECTION OF COUNSEL. In the event the Company shall be obligated under Section 2(a) hereof to pay the Expenses of any action, suit, arbitration, proceeding, inquiry or investigation against Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such action, suit, arbitration, proceeding, inquiry or investigation, with counsel approved by Indemnitee, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same action, suit, arbitration, proceeding, inquiry or investigation; provided that, (i) Indemnitee shall have the right to employ Indemnitee's counsel in any such action, suit, arbitration, proceeding, inquiry or investigation at Indemnitee's expense and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense or (C) the Company shall not continue to retain such counsel to defend such action, suit, arbitration, proceeding, inquiry or investigation, then the fees and Expenses of Indemnitee's counsel shall be at the expense of the Company.

       3.     ADDITIONAL INDEMNIFICATION RIGHTS; NONEXCLUSIVITY.

              (a) SCOPE. The Company hereby agrees to indemnify the Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not

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specifically authorized by the other provisions of this Agreement, the
Company's Certificate of Incorporation, the Company's Bylaws or by statute. In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands the right of a Delaware corporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary of the Company, or any subsidiary of the Company, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary of the Company, or any subsidiary of the Company, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder.

              (b) NONEXCLUSIVITY. The indemnification provided by this Agreement shall be in addition to any rights to which Indemnitee may be entitled under the Company's Certificate of Incorporation, its Bylaws, any agreement, any vote of stockholders or disinterested directors, the General Corporation Law of the State of Delaware, or otherwise, both as to action in Indemnitee's official capacity and as to action in any other capacity while holding such office. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though Indemnitee may have ceased to serve in such capacity at the time of any such action, suit, arbitration, proceeding, inquiry or investigation or other covered proceeding.

       4. NO DUPLICATION OF PAYMENTS. The Company shall not be liable under this Agreement to make any payment in connection with any action, suit, arbitration, proceeding, inquiry or investigation against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, Bylaw or otherwise) of the amounts otherwise indemnifiable hereunder.

       5. PARTIAL INDEMNIFICATION. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses reasonably incurred by Indemnitee in the investigation, defense, appeal or settlement of any civil or criminal action, arbitration, or any other proceeding, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled.

       6. MUTUAL ACKNOWLEDGMENT. Both the Company and Indemnitee acknowledge that in certain instances, Federal law or applicable public policy may prohibit the Company from indemnifying its directors and officers under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

       7. CONTRIBUTION. If the indemnification provided in this Agreement is unavailable and may not be paid to Indemnitee for any reason other than statutory

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limitations set forth in the Delaware General Corporation Law, then in respect of any threatened, pending or completed action, suit, arbitration, proceeding, inquiry or investigation in which the Company or any subsidiary of the Company, as applicable,is jointly liable with Indemnitee (or would be if joined in such action, suit, arbitration, proceeding, inquiry or investigation), the Company shall contribute to the amount of Expenses actually and reasonably incurred and paid or payable by Indemnitee in such proportion as is appropriate to reflect (i) the relative benefits received by the Company or any subsidiary of the Company, as applicable, on the one hand and Indemnitee on the other hand from the transaction from which such action, suit, arbitration, proceeding, inquiry or investigation arose, and (ii) the relative fault of the Company or any subsidiary of the Company, as applicable, on the one hand and of Indemnitee on the other in connection with the events which resulted in such Expenses, as well as any other relevant equitable considerations. The relative fault of the Company or any subsidiary of the Company, as applicable, on the one hand and of Indemnitee on the other shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such Expenses. The Company agrees that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or any other method of allocation which does not take account of the foregoing equitable considerations.

       8.     OFFICERS' AND DIRECTORS' LIABILITY INSURANCE.

              (a) INITIAL COVERAGE. The Company shall, from time to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the officers and directors of the Company with coverage for losses from wrongful acts, or to ensure the Company's performance of its indemnification obligations under this Agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. To the extent the Company maintains officers' and directors' liability insurance, Indemnitee shall be covered by such policies in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if Indemnitee is a director; or of the Company's officers, if Indemnitee is not a director of the Company but is an officer; or of the Company's key employees, if Indemnitee is not an officer or director but is a key employee. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if (a) the Company determines in good faith that
(i) such insurance is not reasonably available, (ii) the premium costs for such insurance are disproportionate to the amount of coverage provided or
(iii) the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or (B) Indemnitee is covered by similar insurance maintained by a subsidiary or parent of the Company.

              (b) NOTICE UPON TERMINATION. In the event that the insurance coverage provided in Section 8(a) is canceled or will not be renewed or replaced by the Company because the Company has determined in good faith that such insurance is not reasonably available, that the premium costs for such insurance are disproportionate to the amount of coverage provided, that the coverage provided by

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such insurance is limited by the exclusions so as to provide an insufficient benefit, or otherwise, then the Company shall notify the Indemnitee in writing within fifteen (15) days after the date that such insurance is canceled or the date the decision not to renew or replace such insurance is made.

              (c) "TAIL" COVERAGE. In the event that the insurance coverage provided in Section 8(a) is canceled or will not be renewed or replaced, the Company will make the good faith determination whether or not it is practicable for the Company to obtain and maintain a "tail" insurance policy or policies with reputable insurance companies providing the officers and directors of the Company with coverage for losses for wrongful acts, or to assure the Company's performance of its indemnification obligations under this Agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage.

       9. SEVERABILITY. Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company's inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. The provisions of this Agreement shall be severable as provided in this Section 9. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

       10.    EXCEPTIONS.   Any other provision herein to the contrary
notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

              (a) EXCLUDED ACTION OR OMISSIONS. To indemnify Indemnitee for acts, omissions or transactions from which Indemnitee may not be relieved of liability under applicable law; or

              (b) CLAIMS INITIATED BY INDEMNITEE. To indemnify or advance Expenses to Indemnitee with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except (i) with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law, (ii) in specific cases if the Board of Directors has approved the initiation or bringing of such proceedings or claims or (iii) as otherwise required under
Section 145 of the Delaware General Corporation Law; or

              (c) LACK OF GOOD FAITH. To indemnify Indemnitee for any Expenses incurred by the Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such proceeding was not made in good faith or was frivolous; or

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              (d)    CLAIMS UNDER SECTION 16(b).  To indemnify Indemnitee for
Expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

       11.    CONSTRUCTION OF CERTAIN PHRASES.

              (a) For purposes of this Agreement, references to the "Company" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, agents or fiduciaries, so that if Indemnitee is or was a director, officer, employee, agent or fiduciary of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

              (b) For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee, agent or fiduciary of the Company which imposes duties on, or involves services by, such director, officer, employee, agent or fiduciary with respect to an employee benefit plan, its participants or its beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Company," as referred to in this Agreement.

       12. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

       13. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors (including any direct or indirect successor of the Company by purchase, merger, consolidation or otherwise to all or substantially all the business and/or assets of the Company), assigns, estates, spouses, heirs, executors and personal and legal representatives.

       14. EXPENSES AND ATTORNEYS' FEES. In the event that any action is instituted by Indemnitee under this Agreement, or under any directors' and officers' liability insurance policy maintained by the Company, to enforce or interpret any of the terms hereof or thereof, Indemnitee shall be entitled to be paid all court costs and Expenses incurred by Indemnitee with respect to such action and shall be entitled to the advancement of such costs and Expenses with respect to such action, regardless of whether Indemnitee is ultimately successful in such action, unless as a part of such

                                      -8-
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action the court having jurisdiction over such action determines that each of the material assertions made by Indemnitee as a basis for such action was not made in good faith or was frivolous. In the event of an action instituted by or in the name of the Company under this Agreement to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and Expenses, including attorneys' fees, incurred by Indemnitee in defense of such action (including reasonable costs and Expenses incurred with respect to Indemnitee's counterclaims and cross-claims made in such action) and shall be entitled to the advancement of such costs and Expenses with respect to such action, unless as a part of such action the court having jurisdiction over such action determines that each of Indemnitee's material defenses to such action were made in bad faith or were frivolous.

       15. NOTICE. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressee, on the date of such receipt or (ii) if mailed by domestic certified or registered mail with postage prepaid, on the fifth business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

       16. CONSENT TO JURISDICTION. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action, suit, arbitration, proceeding, inquiry or investigation which arises out of or relates to this Agreement and agree that any action, suit, arbitration, proceeding, inquiry or investigation instituted under this Agreement shall be commenced, prosecuted and continued only in the Court of Chancery of the State of Delaware in and for New Castle County, which shall be the exclusive and only proper forum for adjudicating such a claim.

       17. CHOICE OF LAW. This Agreement shall be governed by and its provisions construed and enforced in accordance with the laws of the State of Delaware, as applied to contracts between Delaware residents, entered into and to be performed entirely within the State of Delaware, without regard to the conflict of laws principles thereof.

       18. SUBROGATION. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

       19. CONTINUATION OF INDEMNIFICATION. All agreements and obligations of the Company contained herein shall continue during the period that Indemnitee is a director, officer or agent of the Company and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative or investigative, by reason of the fact that Indemnitee was serving in the capacity referred to herein.

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       20.    AMENDMENT AND TERMINATION.  Subject to Section 19, no
amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by both the parties hereto.

       21. WAIVER. No failure or delay on the part of the Company or Indemnitee in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.

       22. HEADINGS. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

       23. INTEGRATION AND ENTIRE AGREEMENT; NO IMPLIED RIGHT OF EMPLOYMENT. This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto. Nothing contained in this Agreement is intended to create in Indemnitee any right to continued employment.

       24. CONFLICT OF INTEREST. Indemnitee acknowledges that Bay Venture Counsel, LLP ("BVC"), is the general corporate counsel to the Corporation and waives any conflicts associated therewith, and hereby consents to BVC's role hereunder notwithstanding its position as the Corporation's law firm in drafting this Agreement and advising the Corporation with respect to this Agreement. Indemnitee acknowledges that BVC has advised Indemnitee to seek independent counsel to advise him as to matters relating to this Agreement.




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       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                       NOAGATECH , INC.


                                       By:
                                          ---------------------------------
                                          Arie Heiman, President and
                                          Chief Executive officer


AGREED TO AND ACCEPTED:

INDEMNITEE:



(Signature)


---------------------------------
(Name of Indemnitee)


---------------------------------


---------------------------------
(Address)




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